UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                        March 24 , 2005 (March 23, 2005)
                        --------------------------------

                                      TODCO
             (Exact name of registrant as specified in its charter)


          Delaware                        1-31983               76-0544217
--------------------------------------------------------------------------------
 (State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                  File Number)       Identification No.)


  2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas    77042-3615
--------------------------------------------------------------------------------
           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (713) 278-6000
                                                    ---------------


          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 5.02(b) Departure of Director

On March 23, 2005, Mr. Robert L. Long resigned as a Director of TODCO (the "Company"). Mr. Long, an officer and employee of Transocean Inc. ("Transocean") resigned as a Director in anticipation of a further reduction of Transocean's ownership of TODCO Common Stock, it is expected that the Company's Board of Directors will appoint a director to replace Mr. Long in the second quarter of 2005, pursuant to Section 3 of Article III of the Company's amended and restated bylaws.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TODCO


                                         By:      /s/  Randall A. Stafford
                                                  ------------------------
                                                  Randall A. Stafford
                                                  Vice President &
                                                  General Counsel



Dated:   March 24, 2005